CONTINUING LIMITED NON-RECOURSE AND COLLATERALIZED GUARANTY

      THIS LIMITED CONTINUING NON-RECOURSE AND COLLATERALIZED GUARANTY (the "Guaranty") made by WARNER CHILCOTT (BERMUDA) LIMITED ("Guarantor"), an exempted company incorporated under the laws of Bermuda, in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, having an office located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, as Agent for the Lenders under the Loan Agreement (as such terms are hereinafter defined).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a certain Revolving Credit and Security Agreement dated of even date herewith by and between Warner Chilcott, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association and one or more financial institutions named therein or which hereafter become a party thereto (together with PNC Bank, National Association, collectively, the "Lenders") and PNC Bank, National Association as the agent for the Lenders (PNC Bank, National Association in such capacity, the "Agent") (as such may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make certain Revolving Advances to the Borrower; and

      WHEREAS, as a condition precedent to the making of the Revolving Advances by the Lenders to the Borrower, the Guarantor has agreed to pledge certain trademarks and trademark applications pursuant to a Trademark Collateral Assignment and Security Agreement dated the date hereof, as security for the Lender's repayment in full of all Obligations (as such term is defined in the Loan Agreement) in accordance with the provisions of this Guaranty.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make and/or continue to make the Revolving Advances (as each such term is defined in the Loan Agreement), the Guarantor hereby agrees with the Lenders as follows:

            1. In consideration  of the Revolving  Advances made pursuant to the terms of the Loan Agreement and Other Documents, and to enable the Revolving Advances to be maintained or obtained by the Borrower under the terms of the Loan Agreement, the Guarantor hereby irrevocably and unconditionally guarantees the full, prompt and unconditional payment, when due, whether by acceleration or otherwise, of any and all liabilities, indebtedness, agreements or obligations of the Borrower, in connection with the Obligations whether direct or indirect, now existing or hereafter arising, contingent or absolute, joint or several, matured or unmatured, together with interest thereon and all attorneys' fees, costs and expenses of collection incurred by the Lenders in enforcing any of such indebtedness; provided, however, that the Guarantor's obligations hereunder shall be limited solely to any proceeds received by the Bank upon the liquidation of the security interest granted in paragraph 12 hereof (the "Obligations of the Borrower" or "Obligations").

            2. This Guaranty shall extend to and cover every extension or renewal of, and every obligation accepted in substitution for, any Obligations of the Borrower, which extensions, renewals or substitutions are herein consented and agreed to, and the Guarantor shall be bound hereby irrespective of the existence, value or condition of any collateral the Lenders may at any time hold or the validity, irregularity or enforceability of any instrument, writing or arrangement relating to any such Obligations of the Borrower or collateral and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof, purporting to reduce, amend or otherwise affect any Obligations of the Borrower or to vary the terms of payment of the Obligations.

            3. The Guarantor hereby warrants and represents as follows:

                  (a) The Guarantor has the legal  capacity to execute,  deliver and carry out the terms of this Guaranty and all other instruments and documents delivered and to be delivered by it in connection herewith.

                  (b) This  Guaranty has been duly  executed and  delivered  and
            constitutes  the  valid  and  legally  binding   obligation  of  the
            Guarantor, enforceable in accordance with its terms.

                  (c) No consent or approval of any person or waiver of any lien or right of distraint or similar right, and no consent, license, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Guarantor is required in connection with the execution and delivery of this Guaranty.

                  (d) The  Guarantor  is not in  default  under  any  indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it is bound. The Guarantor is not in default in any material respect under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Guarantor.

                  (e) The  execution,  delivery  and  the  performance  of,  and compliance with, this Guaranty on the part of the Guarantor will not (with or without the giving of notice or lapse of time, or both) result in any violation of, or be in conflict with, or constitute a default under, the terms of any contract, note indenture or other agreement to which the Guarantor is a party, or of any judgment, decree, order, statute, rule or regulation to which the Guarantor is subject.

                  (f) The Guarantor is not a party to any agreement or instrument or subject to any restrictions materially and adversely affecting the business, properties or financial condition of the Guarantor.

                  (g) There are no outstanding judgments,  actions, proceedings, claims or investigations pending or threatened before any court or governmental body which may materially and adversely affect the business, properties or financial condition of the Guarantor.

                  (h) All financial statements of the Guarantor previously supplied to the Lenders are true and correct in all material respects and present fairly the financial position of the Guarantor as of the dates therein stated.

                  (i) The Guarantor has filed all tax returns which are required to be filed, and has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it.

                  (j) Neither the financial statements referred to in subsection
            (h), nor any certificate, statement, report or other document furnished to the Lenders by the Guarantor in connection herewith or in connection with any transaction contemplated hereby, nor this Guaranty contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading.

                  (k) The  Guarantor  is  solvent  on the date  hereof.  For the purpose of this Guaranty, the term "solvent" shall mean that: (i) the fair value of the Guarantor's property is in excess of the total amount of its debts; and (ii) the Guarantor is able to pay its debts as they mature.

            4. The Guarantor covenants and agrees as follows:

                  (a) The Guarantor shall, upon reasonable request of the Lenders and as soon as reasonably possible, furnish, or cause to be furnished, to the Lenders such other financial and business information pertaining to the Guarantor as the Lenders may request.

                  (b) The Guarantor shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon, or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings.

                  (c) The  Guarantor  shall  promptly  notify the Lenders of any litigation, actions, proceedings, claims or investigations pending or threatened against it which may materially and adversely affect the financial condition of the Guarantor.

                  (d) The  Guarantor  shall  promptly  notify the Lenders of any material and adverse change in the financial condition of the Guarantor, or of the existence of any default hereunder or any of the documents delivered in connection with the Obligations.

            5. The Guarantor hereby waives notice of acceptance of this Guaranty and also waives diligence, presentment, demand, protest and notice of dishonor of any obligations evidenced by a note or otherwise, and notice of any other kind whatsoever.

            6. The Guarantor hereby assents to all terms and agreements heretofore or hereafter made by the Borrower, or any other obligor with respect to the Revolving Advances, with the Lenders.

            7. The Guarantor hereby consents and agrees that the Lenders may, without prejudice to any claim against the Guarantor hereunder, at any time, or from time to time, in the Lender's reasonable discretion and in accordance with the terms of the Loan Agreement, and without notice to the
      Guarantor: (a) renew, extend or change the time of payment and the manner, place or terms of payment of any Obligations of the Borrower; (b) exchange, release or surrender all or any collateral which the Lenders may at any time hold as security for the Obligations of the Borrower, or the obligations of the Guarantor independently hereunder; (c) waive, release or subordinate any security interest, in whole or in part, now or hereafter held as security for any of the Obligations of the Borrower, or the obligations of the Guarantor hereunder; (d) sell and purchase by the Lenders any collateral in which the Lenders have a security interest at any public or private sale or at any broker's board, crediting net proceeds upon any obligation secured thereby; (e) settle or compromise with the Borrower or with any other obligor with respect to the Revolving Advances, any Obligations of the Borrower; (f) subordinate the payment of any Obligations of the Borrower or obligations of any other person or entity to the payment of any other debt which may be owing to the Lenders; or (g) apply any sums by whomsoever paid or whosoever realized to any Obligations of the Borrower.

            8. This Guaranty is a continuing guaranty and nothing shall terminate, discharge or satisfy the liability of the Guarantor hereunder until the earlier to occur of (i) the satisfaction in full of the Obligations of the Borrower, or (ii) the liquidation of the security interest ganted in paragraph 12 hereof.

            9. The Lenders may, in their reasonable discretion, exercise any right or remedy which the Lenders have under this Guaranty or by law (such rights and remedies being cumulative and not alternative or exclusive) without pursuing or exhausting any right or remedy the Lenders have against the Borrower or any other person or entity or which the Lenders have with respect to any collateral or any other guaranty of any or all of such Obligations. The Lenders need not join the Borrower or any other person or entity as a party in any action brought to enforce the provisions hereof; and the Lenders may exercise any right or remedy which it has under this Guaranty without regard to any actions or omissions of the Borrower or any other person or entity.

            10. No delay on the Lenders' part in exercising any right hereunder or in taking any action to collect or enforce payment of any Obligations of the Borrower, either as against the Borrower or any other person or entity, shall operate as a waiver of any such right or in any manner prejudice the Lenders' rights against the Guarantor.

            11. The Guarantor agrees that, if any of the Obligations of the Borrower are not satisfied when due, the Guarantor will, without demand upon or notice to the Guarantor, forthwith satisfy such Obligations, or if the maturity of any Obligations of the Borrower hereby guaranteed is accelerated, by bankruptcy or otherwise as against the Borrower, such maturity shall also be deemed accelerated for the purposes of this Guaranty and without demand upon or notice to the Guarantor, and the Bank shall collect from the Guarantor the total amount hereby guaranteed, subject to the provisions of paragraph 12 hereof.

            12. As security for the performance of the Guarantor's obligations hereunder, the Guarantor: (a) has assigned to the Lenders certain trademarks and trademark applications, and has executed, on even date herewith, a certain Trademark Collateral Assignment and Security Agreement; and (b) grants the Bank a security interest in and a right of setoff against all monies, deposits, instruments or other property of any kind, without limitation, owned by the Guarantor or in which the Guarantor has a joint or contingent interest and which now or any time hereafter are in the possession or control of the Bank or in transit by mail or carrier to or from the Bank or in possession of any third person acting on the Bank's behalf for any reason whatsoever. Notwithstanding any other provision of this Guaranty, the obligations of the Guarantor hereunder are non-recourse, and the Guarantor shall not be liable for any deficiency that may remain with respect to the Obligations of the Borrower after liquidation of the security as set forth above.

            13. The Guarantor shall not exercise any rights they have acquired by way of subrogation under this Guaranty or otherwise, unless and until all of the Obligations of the Borrower have been paid in full. If any payment is made to the Guarantor on account of such subrogation rights when any of the Obligations of the Borrower are not paid in full, each and every amount so paid will forthwith be turned over to the Bank to be credited and applied upon any of the Obligations of the Borrower whether matured or unmatured. Any and all present and future debts and obligations of the Borrower to the Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all Obligations of the Borrower to the Lenders.

            14. This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time payment of any of the Obligations of the Borrower, or any part thereof, is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Borrower, or otherwise, as though such payment had not been made.

            15. If the Obligations of the Borrower are also guaranteed by any other person or entity, by continuing guaranty or by endorsement of any note of the Borrower or otherwise, the obligation of such other person or entity and the Guarantor's obligations hereunder shall be deemed to be several, and the release by the Lender of any such other guarantor, or settlement with such other guarantor or the revocation or impairment of such guaranty, shall not operate to prejudice the Lenders' rights against the Guarantor hereunder.

            16. No waiver of any of the Lenders' rights hereunder and no modification or amendment of this Guaranty, shall be deemed to be made by the Lenders unless the same shall be in writing, duly signed on behalf of the Bank by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights or the obligations of the Guarantor to the Lenders in any other respect at any other time.

            17. Notwithstanding anything herein to the contrary, until such time as the Obligations have indefeasibly been repaid in full or this Guaranty is terminated pursuant to its terms, the Guarantor hereby irrevocably waives and releases any and all legal and equitable rights to recover from the Borrower (i) any sums paid by the Guarantor under the terms of this Guaranty and/or other documents delivered in connection with the Obligations including, without limitation, all rights of subrogation and all other rights that would result in the Guarantor being deemed a creditor of the Borrower under the Federal Bankruptcy Code, and any other law, and (ii) any and all claims the Guarantor has or may have against the Borrower which are not related to or arising from or in connection with this Guaranty, or other documents delivered in connection with the Obligations, that do or would result in the Guarantor being deemed a creditor of the Borrower under the Federal Bankruptcy Code or any other law.

            18. The Lenders shall be under no duty or obligation to the Guarantor or anyone else to, nor shall the Lenders have any liability whatsoever to the Guarantor or anyone else for failing to: (i) preserve, protect or marshal any collateral it may hold as security for the
      Obligations of the Borrower, or the obligations of the Guarantor hereunder; (ii) preserve or protect the rights of the Borrower or any other obligor with respect to the Obligations against any person claiming an interest in any collateral the Lenders may hold as security for the Obligations of the Borrower, or the obligations of the Guarantor hereunder; (iii) realize upon any collateral it may hold as security for the Obligations of the Borrower, or the obligations of the Guarantor hereunder; in any particular order or manner or seek repayment of the Obligations from any particular source; or (iv) permit any substitution or exchange of all or any part of any collateral it may hold as security for the Obligations of the Borrower, or the obligations of the Guarantor hereunder; or release any part of any said collateral from any lien, even if that substitution or release would leave the Lenders adequately secured.

            19. All notices, requests and other communications pursuant to this Guaranty shall be in writing, to be either delivered by hand, overnight delivery, or sent certified mail, return receipt requested, addressed to the Agent at its office located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, ATTENTION: Commercial Finance Department, or to the Guarantor at the address set forth on page 1 of this Guaranty, or at such other address as either may give notice to the other as herein provided. Any notice, request or communication hereunder shall be deemed to have been given when delivered.

            20. The words importing the singular number mean and include the plural number and vice versa, and words of the masculine gender mean and include correlative words of the feminine and/or neuter gender and vice versa.

            21. This Guaranty shall be construed in accordance with and governed by the laws of the State of New Jersey.

            22. This Guaranty shall be binding upon the Guarantor, as well as its successors or assigns and inure to the benefit of the Lenders and the Lenders' successors and assigns.

            23. THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF

      THE COURTS OF THE STATE OF NEW JERSEY AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW JERSEY IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY. THE GUARANTOR HEREBY WAIVES THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE.

            24. THE GUARANTOR EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY OR ANY OTHER DOCUMENT DELIVERED IN CONNECTION WITH ANY OF THE OBLIGATIONS.

            25. This Guaranty shall terminate upon the earlier to occur of (a) the satisfaction in full of the Obligations of the Borrower or, (b) the liquidation of the security interest granted in paragraph 12 hereof.

            26. This Guaranty shall also terminate and the security for such guaranty as set forth in Section 12 hereof shall be released in the event that:

                  (a) The Guarantor transfers to a new entity the trademarks and trademark applications which are the subject of the Trademark Collateral Assignment and Security Agreement; and

                  (b) The new entity  executes and delivers to the Agent for the
            Lenders a continuing limited non-recourse and collateralized guaranty as well as a trademark collateral assignment and security agreement in forms substantially the same as being executed on the date hereof by the Guarantor.

      IN WITNESS WHEREOF, the Guarantor has executed this Guaranty this ___ day of March, 1998.

                  WARNER CHILCOTT (BERMUDA) LIMITED

                  /s/Kevin Insley
                  ---------------------------------
                  KEVIN INSLEY, Vice President